SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant                       [X]
Filed by Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Information Statement        [ ]  Confidential, for Use of the
                                                   Commission
                                                   Only (as permitted by Rule
                                                   14c-5(d)(2))
[ ]  Definitive Information Statement

                            TOMAHAWK INDUSTRIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            TOMAHAWK INDUSTRIES, INC.
                              211 West Wall Street
                              Midland, Texas 79701

                               ----------------
To Our Stockholders:

     The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

     1. To amend our Articles of Incorporation to change the name of the corporation to "Cryotherm Energy, Inc.";

     2. To approve a 1-for-400 reverse stock split of the outstanding shares of the Company's common stock and to amend our Articles of Incorporation to reflect the reversal of the outstanding shares;

     Holders of a majority of our outstanding common stock owning approximately 70% of the outstanding shares of our Common Stock (the "Majority Stockholders"), have executed a written consent in favor of the actions described above. This consent will satisfy the stockholder approval requirement for the proposed action and allows us to take the proposed action on or after September 11,2002.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of the Majority Stockholders satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended Articles of Incorporation and the 1-for-400 reverse stock split. Please read the accompanying Information Statement carefully.

                                            By Order of the Board of Directors,


                                                             /s/ Glenn A. Little
                                                             -------------------
                                                             Glenn A. Little
                                                             President

August 22, 2002

                            TOMAHAWK INDUSTRIES, INC.
                              211 West Wall Street
                              Midland, Texas 79701
                              ---------------------

                              INFORMATION STATEMENT

                                 August 22, 2002

                              ---------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about August 22, 2002 to the stockholders of record of TOMAHAWK INDUSTRIES, INC. (the "Company") at the close of business on August 7, 2002 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

     This Information Statement is being furnished to our stockholders to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001 (the "Common Stock"). The resolutions adopted by such holders of a majority of the outstanding Common Stock (the "Majority Stockholders") give us the authority to take the following actions (collectively, the "Stockholder Resolutions"):

     1. To amend our Articles of Incorporation to change the name of the corporation to "Cryotherm Energy, Inc.";

     2. To approve a 1-for-400 reverse stock split of the outstanding shares of the Company's common stock and to amend our Articles of Incorporation to reflect the reversal of the outstanding shares;

     The board of directors of the Company (the "Board of Directors") has adopted resolutions authorizing: (a) To amend our Articles of Incorporation to change the name of the corporation to "Cryotherm Energy, Inc." and (b)To approve a 1-for-400 reverse stock split of the outstanding shares of the Company's common stock and to amend our Articles of Incorporation to reflect the reversal of the outstanding shares.

     As of the close of business on August 7, 2002, we had an aggregate of 56,637,228 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. Each outstanding share, regardless of class or series is entitled to one vote per share.

     The affirmative consent of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to approve each of the Stockholder Resolutions in the absence of a meeting of stockholders. The Majority Stockholders are the beneficial owners of approximately 70% of our outstanding shares of Common Stock. Accordingly, the requisite stockholder approval of each of the Stockholder Resolutions was obtained by the execution of the Majority Stockholders' written consents in favor of such actions, allowing us to take such actions on or after September 11, 2002.

                                  RESOLUTION #1

                          CHANGE OF THE COMPANY'S NAME

GENERAL

     Article I of our Articles of Incorporation currently provides that the name of the Company is "TOMAHAWK INDUSTRIES, INC." We have proposed an amendment which provides for, among other things, a change in the name of the Company to "Cryotherm Energy, Inc."

CONSENT REQUIRED

     Approval of the amendment to the Articles effecting the name change requires the consent of the holders of a majority of the outstanding shares of our Common Stock, as of the Record Date. The Majority Stockholders, who beneficially own approximately 70% of the outstanding shares of our Common Stock as of the Record Date, have given their consent to this amendment and accordingly, the requisite stockholder approval of the amendment to the Articles was obtained by the execution of the Majority Stockholders' written consent in favor of the amendment.

PURPOSE

     The amendment to the Articles changing our corporate name is necessary to allow us to abide by certain terms and conditions of that certain Agreement and Plan of Reorganization, dated August 1, 2002 by and among the Company, Cryotherm, Inc. a Delaware corporation ("Cryotherm, Inc.), and certain stockholders of Cryotherm, Inc. whereby the Company will acquire the outstanding shares of Cryotherm, Inc. (the "Acquisition") in exchange for 25,000,000 shares of the Company's Common Stock (adjusted to give effect to the proposed reverse stock split).

                                  RESOLUTION #2

                         APPROVAL OF REVERSE STOCK SPLIT

GENERAL

     The Board of Directors deemed it in the best interests of the Company to authorize a 1-for-400 reverse stock split to comply with the terms of the Agreement and Plan of Reorganization. We have proposed an amendment to the Articles of Incorporation which provides for the 1 for 400 reverse split of the Company's common shares outstanding on the effective date of the reverse stock split, in connection with and immediately prior to the consummation of the Acquisition, which Acquisition is expected to occur on or about September 11, 2002, or as soon thereafter as is practicable. The implementation of the 1 for 400 reverse split will have the effect of reducing the number of outstanding shares of Common Stock on the effective date of the reverse split, but will have no effect on the number of authorized shares. Fractional shares resulting from the reverse split will be rounded up to the nearest whole share, and no cash will be paid in lieu of fractional shares. If the Acquisition is completed and the reverse stock split is implemented, the outstanding shares of the Company on the effective date of the reverse split(56,637,228 as of August 7, 2002) will be reduced to approximately 141,593 shares (based on the number of shares outstanding on August 7, 2002), and an additional 25,000,000 million shares

(after giving effect to the proposed  reverse stock split) in the aggregate will
be  issued  to  holders  of  Cryotherm,   Inc.  stock  in  connection  with  the
Acquisition. There are no assurances that the Acquisition will be consummated.


CONSENT REQUIRED

     Approval of the 1-for-400 reverse stock split has been consented to by the Majority Stockholders, who beneficially own approximately 70% of the outstanding shares of our Common Stock as of the Record Date.

PURPOSE

     The Board of Directors deemed it in the best interests of the Company to authorize a 1-for-400 reverse stock split to comply with the terms of the Agreement and Plan of Reorganization.



                           DESCRIPTION OF COMMON STOCK

     All outstanding shares of Common Stock are fully paid and non-assessable. Each share of the outstanding Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors and is entitled to participate equally in any distribution of net assets made to the stockholders upon our liquidation. There are no redemption, sinking fund, conversion or preemptive rights with respect to the shares of Common Stock. All shares of Common Stock have equal rights and preferences. The holders of Common Stock are entitled to one vote for each share held of record on all matters voted upon by stockholders and may cumulate votes for the election of directors.

                         DESCRIPTION OF PREFERRED STOCK

      There are no shares of Preferred Stock issued or outstanding and no rights thereto have been fixed by the Board of Directors.




                           OWNERSHIP OF COMPANY STOCK

COMMON STOCK

     The following table sets forth information regarding the number of shares of the Common Stock beneficially owned on August 7, 2002, by: (i) each person who is known by the Company to beneficially own 5.0% or more of the Common Stock; (ii) each of the Company's directors and executive officers; and (iii) all of the Company's directors and executive officers as a group. Except as otherwise set forth below, the business address of each of the persons listed below is c/o the Company, 211 West Wall Street, Midland, Texas 79701

Percentage of
Outstanding                           Number of
Name and Address                        Shares
of Beneficial Owner                Beneficially Owned       Percent Owned
----------------------------       ------------------     ------------------
Glenn A. Little
211 West Wall Street                   40,000,000                70.62%
Midland, TX 79701                        (direct
                                        ownership)
----------------------------       ------------------     ------------------
All Directors and
Executive Officers (1 person)          40,000,000                 70.62%


PREFERRED STOCK

     As of August 7, 2002, no shares of Preferred Stock were issued and outstanding.



             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Mr. Glenn Little, an officer, director and shareholder of the Company, owns 340,000 shares of Cryotherm, Inc., a Delaware corporation, which company is proposed to be acquired by the Company pursuant to the Agreement and Plan of Reorganization, and is a consultant to Cryotherm, Inc. Mr. Little will receive 850,000 shares (after giving effect to the proposed reverse split) of the Company's Common Stock in exchange for his 340,000 shares of Cryotherm, Inc. stock in connection with the Acquisition. To the knowledge of the Company, no other person who has been a director or officer of the Company at any time since the beginning of the Company's last fiscal year or any associate of any of such person has any direct or indirect substantial interest, by security holdings or otherwise in any matter to be acted upon, as set forth in this Information Statement.

                     INCORPORATION OF FINANCIAL INFORMATION

     Our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2002 as filed with the Securities and Exchange Commission on May 28, 2002 (Commission File No. 000-9483) is incorporated in its entirety by reference into this Information Statement and accompanies this Information Statement.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one copy of this information statement and annual report is being delivered to multiple security holders sharing an address, unless the registrant has received contrary instructions from one or more of the security holders; security holders can request a copy of this information statement and report at:

                            TOMAHAWK INDUSTRIES, INC.
                              211 West Wall Street
                              Midland, Texas 79701

     As the requisite stockholder vote for the Stockholder Resolutions, as described in this Information Statement was obtained upon the delivery of the written consent of Majority Stockholders, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                              By Order of the Board of Directors


                                                    /s/ Glenn Little
                                                    ----------------------------
                                                    Glenn Little
                                                    President
August 22, 2002